UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  November 5, 2004

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

        000-21642                                        35-1617970
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(Commission File Number)                       (IRS Employer Identification No.)

 7337 West Washington Street
    Indianapolis, Indiana                                           46231
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (317) 247-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued  Listing Rule or
Standard; Transfer of Listing.

As previously announced, the equity securities of ATA Holdings Corp. (the "Company"), the parent company of ATA Airlines, Inc., ceased trading on The Nasdaq Stock Market on November 5, 2004. The delisting was the result of the Company's filing for protection under Chapter 11 of the U.S. Bankruptcy Code on October 26, 2004.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

ATA Airlines, Inc., ("ATA"), the principal subsidiary of the Company, has received a commitment from the Indiana Transportation Finance Authority ("ITFA"), with the financial support of the city of Indianapolis, to provide ATA with a $15.5 million financing backed by more than $50 million in ATA assets. The proposed financing transaction is at a favorable interest rate and offers commercially reasonable terms. The financing transaction is intended to enable ATA to complete a transaction with AirTran Airways, Inc. (NYSE: AAI) or some other party within the next three months. That transaction will enable ATA to reorganize and restructure its airline operations with renewed focus on serving Indiana customers. ATA has agreed to pay for all fees and costs incurred by the ITFA in connection with the financing transaction.

Asset sale and lease agreements to be executed in connection with the financing transaction require approval by the Indianapolis Airport Authority's board of directors and the United States Bankruptcy Court. ITFA members unanimously approved the proposed financing and related sale and lease transactions on November 8, 2004.

On November 9, 2004, the Company issued a press release announcing the ITFA had authorized the financing transaction. A copy of the press release is filed as an exhibit hereto and incorporated by reference herein.


Item 9.01         Financial Statements and Exhibits.

(c)        Exhibit
   99.1 Press Release dated November 9, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Dated:  November 11, 2004

                                       ATA HOLDINGS CORP.



                                       By: /s/Brian T. Hunt
                                       Name:  Brian T. Hunt,
                                       Title: Vice President and General Counsel